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                                                                    EXHIBIT 10.9

                           WHOLE SALE LOAN AGREEMENT

I. THIS AGREEMENT ("This Agreement") is made and entered into in the State of Georgia by and between Credit Depot Corporation a corporation organized and existing under the laws of the State of Delaware (herein called "Seller"), and First Bankshares Mortgage and Investments, Inc. (herein called "Buyer"), for and in consideration of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged.

II. This Agreement, under which from time to time Seller may offer to sell and Buyer may agree to buy from Seller certain loans evidenced by promissory notes and secured by deeds to secure debt conveying interests in real estate (collectively, "Mortgages" and, individually, "Mortgage") shall be subject to the warranties, representations and agreements set forth herein. Provided, however, Buyer shall be under no obligation to purchase any mortgage unless Buyer notifies Seller, in writing, of its intent to purchase an individual mortgage.

III.     Seller represents and warrants to buyer as follows:

         A. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and it possesses the requisite corporate authority to enter into this Agreement and to consummate all the transactions contemplated hereby.

         B. The execution, delivery and performance of this Agreement has been duly authorized by Seller and all corporate proceedings necessary to consummate all the transactions contemplated by this Agreement have been taken by Seller.

         C. Seller is fully licensed, qualified to do business, and in good standing in each state in which it does business and in which is located the real property securing and Mortgage offered by Seller to Buyer hereunder.

         D. The execution and delivery of this Agreement and sale of any and all Mortgages hereunder are not and will not be a breach, violation or event of default (or an event which would become an event of default with the lapse of time or notice or both) under any judgment, decree, note, agreement, indenture or other instrument to which Seller is a party or otherwise subject.

         E. Neither the making of a Mortgage nor the consummation of the transactions contemplated by this Agreement will result in a violation or infraction by Seller of any applicable federal, state or local law, 'rule or regulation.

         F. Upon execution and delivery of this Agreement, it shall be a valid and binding obligation of Seller, enforceable in accordance with its terms.

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         G.       As of the date of this Agreement, there is no pending or
                  threatened litigation, adverse claim or action, of any kind or nature against Seller. Seller agrees to promptly notify Buyer of the subsequent existence of any such pending or threatened litigation, adverse claim or action.

         H. Each Mortgage sold to Buyer hereunder shall constitute a valid, genuine and enforceable first or second lien against the real property conveyed thereunder, will have been duly executed, acknowledged and filed for recording or recorded prior to the date of sale to Buyer, and is and will continue to be free from claims, defenses, setoffs, and counterclaims.

         I. Seller has the sole, full and complete title to each Mortgage and each instrument and document relating thereto, which Mortgage and any other interest conveyed by Seller to Buyer shall be free and clear of all claims of any other person or entity, and Seller has full power and authority to sell, transfer and assign the same on the terms herein set forth; and there has been no assignment, sale or hypothecation thereof by Seller.

         J. The full principal amount, less discount points, of the Mortgages has been advanced to the mortgagor, either by payment made directly to the mortgagor or by payment made on mortgagor's request or approval; the original unpaid principal balance outstanding under the Mortgage is as stated in the applicable loan documents; all costs, fees, and expenses incurred in making, closing and recording the Mortgage have been paid; neither the mortgaged property, nor any portion thereof, has been released from the Mortgage; the terms of the Mortgage have in no way been changed, amended or modified; and the Mortgage is current and not in default.

         K. All signatures, names and addresses, amount and other statements of the fact, including descriptions of the property, appearing on the credit application and other related documents relating to each Mortgage are true and correct and the mortgagors named thereon were, as of the date of each such document upon which signatures appear, of majority age, and had the legal capacity to enter into the Mortgage.

         L. Seller will have paid or caused to be paid when due any and all applicable taxes or fees to any governmental entity arising out of the making, acquisition, collection, holding or assignment of such Mortgage or the underlying property (except taxes measured by Buyer's net income).

         M. Each Mortgage which Seller wan-ants is insured by a private mortgage insurance company shall be so insured.

         N. Seller shall provide evidence satisfactory to Buyer that each Mortgage has been preapproved by a third party investor (each such investor shall herein be called a "Third Party Investor") and that all such terms and conditions required by any such Third


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                  Party Investor to be performed or met by Seller or any other party have been met prior to the closing of each such Mortgage.

         O. All loan applications shall comply with all applicable federal and state laws and regulations including, but not limited to, the Equal Credit Opportunity Act, Real Estate Settlement Procedures Act, Truth-In-Lending Act and Fair Credit Reporting Act.

         P. Each Mortgage sold hereunder shall be accompanied by all documentation required under all applicable federal and state laws and regulations regarding loans purchased by insured financial institutions.

         Q. Each Mortgage and note conveyed shall have been closed by an attorney who is an approved attorney of an American Land Title Association Company ("ALTA").

         R. Seller has previously furnished Buyer with copies of its respective financial statements (the "Financial Statements"). Seller represents and warrants that the Financial Statements were prepared in accordance with generally accepted accounting principals and accurately portray its financial condition as of the date of this Agreement. Seller will within thirty (30) days of the conclusion of each of its fiscal quarters furnish Buyer with a copy of its quarterly financial statements. Seller will within seventy-five (75) days of the conclusion of its fiscal year furnish Buyer with a copy of its annual financial statements. Such financial statements will be audited by independent public accountants, will conform to generally accepted auditing standards and will be furnished directly to Buyer by Seller's independent public accountants.

         All such warranties and representations shall continue throughout the term of this Agreement and shall survive this Agreement.

IV. Seller agrees to do all acts necessary to perfect title to the Mortgages, and shall sell, assign, and deliver to Buyer with respect to the purchase of each Mortgage the following documents, all subject to the approval of Buyer as to proper form and execution:

         A. The original Mortgage note properly endorsed by Seller to Buyer.

         B. A conformed copy of the original Deed to Secure Debt accompanied by those documents and instruments necessary to record and perfect ownership.

         C. Mortgagee title insurance commitment policy (if applicable), with any and all exceptions set forth therein being subject to the approval of Buyer, and a proper assignment of such commitment or policy in the event a Mortgage assignment is being placed on record.


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         D.       Copy of Survey of the real property securing each such
                  Mortgage note, identifying such property by address and legal description (if applicable).

         E. Copies of Hazard insurance policies meeting standard specifications.

         F. A copy of the loan application package for each Mortgage meeting normal current market/investor conditions as required by the commitment letter described in Section K below.

         G. Copy of Appraisal of the real estate securing each Mortgage note, which appraisal shall meet requirements established by the Federal Deposit Insurance Corporation, the Department of Banking and Finance of the State of Georgia, and the Buyer.

         H. Insured closing letter issued by an ALTA company insuring the attorney(s) selected and approved in accordance with section III.Q. hereof.

         I. Transfer and Assignment with respect to each Mortgage executed by Seller in favor of Buyer and in recordable form.

         J. Transfer and Assignment of Mortgage from Buyer to Third Party Investor.

         K. Copy of Third Party Investor commitment letter or letter of predelegated authority acceptable to Buyer.

         L. Copy of closing instructions from Seller and/or Third Party Investor on behalf of Seller, as applicable.

         M. Copy of Mortgage payment notification or transfer of servicing.

V. The procedures for the handling and funding of each Mortgage are as follows:

         A.       Upon the funding of each Mortgage by Buyer, as described in
                  Section V.B. below, Seller shall pay to Buyer a handling fee on each Mortgage funded by Buyer as set forth on the Cost and Fee Schedule, attached hereto as Schedule A (the "Handling Fee"). From and after the date of such funding through the date the respective Third Party Investor delivers all funds to Buyer, on behalf of Seller, required to purchase such Mortgage, Seller shall pay interest on the amount funded by Buyer at a per annum rate as set forth on Schedule A and adjusted for product type, as shown in The Wall Street Journal, adjusted daily. Unless otherwise agreed in writing by and between the parties hereto, Seller shall pay all accrued interest on the amount so funded on those dates which the respective mortgagor is required, under said mortgagor's loan documents to pay interest on such Mortgage to the holder thereof.

         B. After approval by Buyer and the respective Third Party Investor of each Mortgage submitted to Buyer for funding, each such Mortgage shall be closed by an attorney or





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                  attorneys at law selected by Seller and approved by Buyer, which approval shall not be unreasonably withheld or denied, in the name of Seller. Subsequent to such approvals being obtained by Seller, and after Seller provides notice of such closing to Buyer, which notice shall be given not less than twenty-four (24) hours prior to closing, Buyer shall provide closing funds (the "Closing Funds") as provided below:

                  a. Buyer shall deposit the Closing Funds in a trust account with First Bank of Georgia or an attorneys trust account at a bank other than First Bank of Georgia (upon payment of a processing fee subject to increase as set forth in Schedule A) in the name of the closing attorney upon receiving notice from the closing attorney that all closing documents, as required herein, have been prepared and the Mortgage will be closed within one business day; and

                  b. the Closing Funds shall equal the face amount of the promissory note executed by such mortgagor, less any discount points paid by or for the account of such mortgagor.

         C. At closing and contemporaneously with the funding of each Mortgage hereunder, Seller shall endorse the note to Buyer and execute the transfers and assignments described in Section IV hereof. Buyer, upon receipt of notice from Seller, Seller's satisfaction of its obligations under this Agreement, and provided that Seller is not in default under the terms of this Agreement or under the terms of any other agreement with the Buyer, shall endorse said note to the appropriate Third Party Investor.

                  Seller hereby agrees to deliver such original note, along with the assignment described in Section IV.J. hereof, to the Third Party Investor with instructions to such investor as to hold such note and assignment in trust for Buyer until full payment for such Mortgage has been received by Buyer. Buyer reserves the option, at its sole and absolute discretion, to require a master trust agreement from each Third Party Investor whereby such investors agree to hold all notes, assignments and Mortgage documents presented thereto in trust for Buyer until full payment is made therefor, and Seller hereby agrees to assist Buyer in obtaining such trust agreements from such Third Party Investor. Funding by the Third Party Investor which has pre-approved each such Mortgage will be made to Buyer by wire transfer or delivery of a certified check to Buyer at the time that such investor purchases each such Mortgage. Upon receipt of funds, and the satisfaction of all Seller's obligations to Buyer, Buyer shall remit any surplus to Seller.

VI. Promptly upon demand of Buyer, Seller shall repurchase at the Repurchase Price (as hereinafter defined), without recourse, and Mortgage with respect to which, either:

         A. Any representation or warranty of Seller contained in this Agreement shall prove at any time to be incorrect in any material respect; or


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         B.       Any contention shall have been raised by mortgagor, or on
                  behalf of mortgagor or a Third Party Investor, that there has been a violation of, or failure to comply with, any federal or state law or regulation which would give rise to a right of a mortgagor to refuse further payment of a Mortgage and/or seek a refund of amounts previously paid and/or claim a penalty of any kind or nature; or provided however, that Seller's repurchase obligation shall not be triggered by a contention of a mortgagor regarding a violation of or a failure to comply with a federal or state law or regulation which resulted from an act or omission of an agent or employee of Buyer; or

         C. The respective Third Party Investor has not purchased the Mortgage in accordance with its commitment letter, as provided in section IV.K. hereof, within the number of days (as set forth on Schedule A for the applicable product type) after Buyer has funded such Mortgage.

VII. Seller agrees to fulfill its obligation to repurchase any loan described above in Section VI hereof by paying to Buyer the Repurchase Price, which shall equal the total unpaid balance thereof, including principal, earned interest, and accrued charges, fees and penalties plus all costs and expenses, including without limitation, reasonable attorney's fees and expenses, collection, Mortgage foreclosures, and sales expenses, if any, theretofore incurred by Buyer in enforcing its rights in such Mortgage or in enforcing its rights pursuant to this Agreement. Buyer's prior knowledge of any breach by Seller of any of the foregoing prior to or at the time of purchase, or any time thereafter, of the Mortgage, or any delay by Buyer in making demand hereunder, shall neither impair Seller's rights nor constitute waiver of Buyer's rights hereunder.

VIII. Upon receipt of such repurchase payment from seller pursuant to Section VII hereof, Buyer shall transfer to Seller the Mortgage and Buyer's right, title and interest in the Mortgage property described therein by separate written endorsements and assignments which shall be without recourse to Buyer and without any warranties , expressed or implied. Until such time as Buyer has received such payment in full, Buyer may continue to liquidate the Mortgage, and Seller shall remain liable for any deficiency, including all of Buyer's expenses.

IX. Buyer may, by notice to Seller, terminate this Agreement as to Mortgages being purchased if:

         A. Seller, in the sole option of the Buyer and after fifteen (15) days' prior notice, fails to perform its obligations hereunder; or

         B. Seller becomes insolvent or bankrupt or is placed under conservatorship or receivership; or

         C. Seller assigns or attempts to assign its rights and obligations hereunder, without written consent of Buyer; or


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         D.       Buyer, in its sole opinion, determines that regulatory
                  considerations, business practices of Seller, or otherwise determines that it is in the Buyer's best interest to terminate this Agreement.

X. Seller agrees to indemnify and hold Buyer harmless from, and on demand by Buyer, pay Buyer for, any damages, losses, costs and expenses resulting from any and all actions, suits, proceedings, demands, assessments, judgments, or claims, including reasonable legal and other expenses actually incurred and paid incident to any claim (other than a claim based exclusively on Buyer's conduct), by any third party or parties in connection with Mortgages purchased by the Buyer hereunder, including, without limitation, any claim for taxes (other than income taxes payable by Buyer), by any state of the United States, territory or political subdivision thereof. The indemnification contained herein shall survive the termination of this Agreement.

XI. Buyer agrees to indemnify and hold Seller harmless from, and on demand by Seller, pay Seller for, any damages, losses, costs and expenses resulting from any and all actions, suits, proceedings, demands, assessments, judgments, or claims, including reasonable legal and other expenses actually incurred and paid incident to any claims based exclusively on Buyer's conduct or the sufficiency or legality of any form or document supplied by Buyer to Seller, by any third party or parties in connection with Mortgages purchased by Buyer and Seller hereunder. The indemnification contained herein shall survive the termination of this Agreement.

XII. This Agreement may be terminated as to the future acceptance of Mortgages by either party at any time upon giving forty-five (45) days written notice of termination to the other party, and except as provided in Section IX.D., such termination shall not in any respect change or modify the obligation of Seller with respect to the Mortgages already accepted.

XIII. This Agreement shall be constructed in accordance with the laws of the State of Georgia except that the provisions of this Agreement with respect to remedies regarding the Mortgages are intended to comply with the laws of the jurisdiction where such Mortgages are recorded, and any provisions hereof, or of the Mortgages, not so complying shall be deemed to be modified accordingly in the manner and to the extent which shall best effect the intentions and purposes reflected in and contemplated by this Agreement. The invalidity or unenforceability of any provision or provisions of the Mortgages or this Agreement shall not affect the validity or enforceability of any other provisions thereof and hereof.

XIV. In the event of a dispute between parties hereto or their successors, arising out of this Agreement, the prevailing party shall be entitled to recover costs, including reasonable attorney's fees actually incurred in connection therewith.

XV. This Agreement shall bind and benefit the respective successors and assigns of Seller and Buyer. No other person or entity is intended to be benefited hereby. Notwithstanding the foregoing, Seller shall have no power or right to assign this Agreement or any of its rights



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         or obligations hereunder and any attempt to do so, without prior written consent of Buyer, shall be voidable by Buyer at its option.

XVI. Buyer's omission or delay to exercise any of its optional or absolute rights to remedy under this Agreement shall not constitute a waiver by Buyer, nor operate to bar Buyer from the exercise of any such rights. Any waiver by Buyer and any default shall not operate as a waiver of any other subsequent default. All rights and remedies provided to Buyer herein are not exclusive of any other remedies at law or equity, are cumulative and not alternative, and may be exercised by Buyer simultaneously or in such order as Buyer deems to be in its interest.

XVII. This document contains the entire agreement between the parties hereto and cannot be modified in any respect except by an amendment in writing signed by both parties.


























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       IN WITNESS WHEREOF, each party has caused its corporate seal to be affixed hereto and this instrument to be signed in its corporate name on its behalf by its proper officials duly authorized.

This 14th day of December, 1997.

                                             SELLER

                                                Credit Depot Corporation
                                             ----------------------------------

                                             ----------------------------------


Attest: /s/ Jacqueline L. Flynn              By: /s/ Ralph DeBee
        --------------------------             ------------------------------
Name:   Jacqueline L. Flynn                  Name:   Ralph DeBee
       -----------------------------                ---------------------------
Title:  Vice-President & Secretary           Title:  President
       -----------------------------                ---------------------------


(CORPORATE SEAL)

                                             BUYER:

                                                First Bankshares Mortgage
                                                   and Investment, Inc.
                                             ----------------------------------

                                             ----------------------------------

Attest:                                      By:    /s/ Ronald G. Walton
       -----------------------------                ---------------------------
Name:                                        Name:  Ronald G. Walton
       -----------------------------                ---------------------------
                                             Title: Vice President
                                                    ---------------------------

(CORPORATE SEAL)

















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